UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing five thousand (5,000) Ordinary Shares, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A
*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2023, Quoin Pharmaceuticals Ltd. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors (the “Investors”), pursuant to which the Company agreed to sell, issue, and deliver, in a registered public offering (the “Offering”) of 24,750,000,000 ordinary shares represented by 4,950,000 American Depositary Shares (“ADSs”) at a purchase price of $1.00 per ADS and a pre-funded warrant (the “Pre-Funded Warrant”) to purchase 10,250,000,000 ordinary shares represented by 2,050,000 ADSs at a per pre-funded warrant price of $0.9999, with each ADS and Pre-Funded Warrant accompanied by an ordinary warrant (the “Common Warrant”, and, together with the Pre-Funded Warrant, the “Warrants”). The Common Warrants will be exercisable immediately upon the date of issuance and have an exercise price of $1.00 per ADS, subject to adjustment. The Common Warrants will expire five (5) years from the date of issuance.

The Purchase Agreement contains customary conditions to closing, representations and warranties of the Company, as well as certain indemnification obligations of the Company and ongoing covenants for the Company. In addition, under the Purchase Agreement, subject to certain exemptions, the Company agreed not to: (i) for a period of ninety (90) days after the closing date of the Offering, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any ADSs, ordinary shares or ordinary share equivalents or (ii) file any registration statement or amendment or supplement thereto, other than a registration statement on Form S-8 in connection with any employee benefit plan or any post-effective amendment to a registration statement declared effective by the Securities and Exchange Commission (the “SEC”) and (ii) for a period of 180 days after the closing date of the Offering, enter into an agreement to effect a “variable rate transaction” as defined in the Purchase Agreement.

A holder (together with its affiliates) will not be able to exercise any portion of the Warrants to the extent that the holder would own more than 4.99% (or, at the holder’s option upon issuance, 9.99%) of the Company’s outstanding ordinary shares immediately after exercise. However, upon prior notice from the holder to the Company, a holder may increase or decrease the amount of ownership of outstanding Ordinary Shares up to 9.99% of the number of the Company’s Ordinary Shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that any increase shall not be effective until 61 days following notice to the Company.

The Company also entered into a Placement Agency Agreement, dated as of February 22, 2023 (the “Placement Agency Agreement”), by and between the Company and A.G.P. / Alliance Global Partners, as the lead placement agent (the “Placement Agent”). Pursuant to the Placement Agency Agreement, the Placement Agent is entitled to receive an aggregate cash fee of 7.0%, as well as a non-accountable expense allowance equal to 1.0%, of the aggregate gross proceeds of the Offering, and accountable legal fees and other reasonable and documented out-of-pocket expenses incurred by the Placement Agent in connection with the Offering in the amount of up to $125,000. The Placement Agent and certain of its affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The Offering closed on February 24, 2023, and the Pre-Funded Warrant was exercised in full in connection with the closing. The Company received gross proceeds of approximately $7 million in connection with the Offering before deducting placement agent fees and other Offering expenses. The ADSs, the Warrants and the ADSs issuable upon the exercise of the Warrants were offered and sold under the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-269543).

Further, in connection with the Offering, the Company entered into an Amendment No. 1 to Warrant to Purchase Ordinary Shares Represented by American Depositary Shares, dated February 24, 2023 (collectively, the “Warrant Amendments”), with each of the purchasers (the “2022 Purchasers”) who entered into that certain Securities Purchase Agreement, dated August 5, 2022 with the Company (the “2022 SPA”) and participated in the Offering. The Warrant Amendments amended certain terms of the Common Warrants issued to such 2022 Purchasers in August 2022 in connection with the 2022 SPA. Specifically, the Warrant Amendments to reduce the exercise price of such warrants to $1.10 and extended the term during which those warrants could remain exercisable until February 24, 2028.

The foregoing summaries of the Pre-Funded Warrant, Common Warrants, Warrant Amendments, Purchase Agreement, and Placement Agency Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents (or, as applicable, forms of such documents) attached as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, to this Report on Form 8-K (the “Report”) and incorporated by reference herein

Item 7.01. Regulation FD Disclosure.

On February 22, 2023, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated by reference herein. The information set forth and incorporated by reference in this Item 7.01 shall not be deemed to be “filed” with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and the Company does not incorporate it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of Pre-Funded Warrant.
4.2	Form of Common Warrant
4.3	Form of Amendment No. 1 to Warrant to Purchase Ordinary Shares Represented by American Depositary Shares
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement by and between the Placement Agent and the Company.
99.1	Press Release of the Company, dated February 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2023	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Gordon Dunn
	Name:	Gordon Dunn
	Title:	Chief Financial Officer